UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2015

Terra Tech Corp.
(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-54358

(Commission File Number)

26-3062661
(IRS Employer Identification No.)

4700 Von Karman, Suite 110

Newport Beach, California 92660

(Address of principal executive offices)(Zip Code)

(855) 447-6967

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On October 8, 2015, Terra Tech Corp. made an investor presentation, which contains non-public information. A copy of such presentation is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

The information in Item 7.01 of this Current Report and in Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information in Item 7.01 of this Current Report and in Exhibit 99.1 attached hereto shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
99.1	Investor Presentation of Terra Tech Corp., dated October 8, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Terra Tech Corp. (Registrant)

Date: October 9, 2015	By:	/s/ Derek Peterson
	Name:	Derek Peterson
	Title:	President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Investor Presentation of Terra Tech Corp., dated October 8, 2015

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